                                                                     EXHIBIT 4.1

                       [INTROGEN THERAPEUTICS, INC. LOGO]

COMMON STOCK                                                        COMMON STOCK

   NUMBER                                                              SHARES

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
THIS CERTIFICATE IS TRANSFERABLE IN                                                            CUSIP 46119F 10 7
   NEW YORK, N.Y. OR BOSTON, MA.                                                     SEE REVERSE FOR CERTAIN DEFINITIONS
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                          INTROGEN THERAPEUTICS, INC.

              INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

THIS CERTIFICATE IS TRANSFERABLE IN                    CUSIP 46119F 10 7
   NEW YORK, N.Y. OR BOSTON, MA.             SEE REVERSE FOR CERTAIN DEFINITIONS


         THIS CERTIFIES THAT







         IS THE RECORD HOLDER OF


     FULLY PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK, $.001 PAR VALUE
                                 PER SHARE, OF

                          INTROGEN THERAPEUTICS, INC.

transferable on the books of the Corporation in person or by duly authorized attorney upon surrender of the Certificate properly endorsed. This Certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.

     Witness the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

DATED:

                       [INTROGEN THERAPEUTICS, INC. SEAL]

/s/ RODNEY VARNER                                   /s/ DAVID G. NANCE
   SECRETARY                               PRESIDENT AND CHIEF EXECUTIVE OFFICER

                                       COUNTERSIGNED AND REGISTERED:
                                                EQUISERVE TRUST COMPANY, N.A.
                                                                  TRANSFER AGENT
                                                                   AND REGISTRAR

                                       By

                                                /s/ CHARLES V. ROSSI

                                                            AUTHORIZED SIGNATURE